Fees Summary	Aug. 07, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 701,318,933.5
Previously Paid Amount	0
Total Fee Amount	103,514.67
Total Offset Amount	8,027.8
Net Fee	$ 95,486.87